UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2005

PACIFIC SUNWEAR OF CALIFORNIA, INC.

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-21296 (Commission File Number)	95-3759463 (IRS Employer Identification No.)

3450 East Miraloma Avenue Anaheim, CA (Address of principal executive offices)		92806-2101 (Zip Code)

(714) 414-4000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Pacific Sunwear of California, Inc. (NASDAQ:PSUN) (the “Company”) today announced that it will correct its accounting for leases after the Company’s review of the matter and after discussion by management and the Audit Committee of the Board of Directors of the Company with Deloitte & Touche, LLP, its independent registered public accounting firm.

After review of the February 7, 2005 letter from the Office of the Chief Accountant of the Securities and Exchange Commission (“SEC”) to the Center for Public Company Audit Firms of the American Institute of Certified Public Accountants, which clarified existing generally accepted accounting principles (“GAAP”) applicable to leases and leasehold improvements, management and the Audit Committee of the Board of Directors of the Company determined on February 21, 2005 that the Company’s accounting for leases was not consistent with the accounting principles described in the SEC’s letter. The Company’s previously issued consolidated financial statements, including those in the Company’s Annual Report on Form 10-K for the year ended January 31, 2004 and in the Company’s Quarterly Reports on Forms 10-Q for the quarters ended May 1, 2004, July 31, 2004 and October 30, 2004, should no longer be relied upon.

In prior periods, the Company’s consolidated balance sheets have reflected the unamortized portion of construction allowances from landlords as a reduction of property and equipment instead of as a deferred rent credit. In addition, the Company’s statements of cash flows have reflected construction allowances as a reduction of capital expenditures within cash flows from investing activities, rather than cash flows from operating activities.

Further, in prior periods, the Company had previously recognized the straight line rent expense for leases beginning on the commencement date of store operations, which had the effect of excluding the build-out period of its stores (during which the Company typically made no rent payments) from the calculation of the period over which it expenses rent.

The Company will file the corrections to its annual and interim financial statements in its annual report on Form 10-K for the fiscal year ended January 29, 2005. The Company’s Forms 10-Q for fiscal 2005 will reflect the restated information for the corresponding quarters in fiscal 2004.

For more details concerning the Company’s lease accounting corrections, please refer to Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press Release Announcing Correction of Lease Accounting Errors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2005	Pacific Sunwear of California, Inc.
/s/ GREG WEAVER
Greg Weaver
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release Announcing Correction of Lease Accounting Errors